UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to 14a-12

OMNITEK ENGINEERING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Omnitek Engineering Corp.

1345 Specialty Dr., #E

Vista, CA  92081

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2024 Annual Meeting of Shareholders of Omnitek Engineering Corp., which will be held on Friday, September 6, 2024 at 9:00 a.m. Pacific Standard Time.

We are very pleased again this year to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically.  We believe that this e-proxy process expedites our shareholders' receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

We are actively monitoring the status of COVID-19 and changes to policies and recommended protocols of local, state and federal governments as they relate to thereto. We are focused on the safety and well-being of our shareholders and will enact measures at the meeting that will satisfy requirements for social distancing and will provide masks and hand sanitizer at the meeting. Although, the Company is able to follow currently recommended COVID-19 precautions, the Company reserves the right to reschedule the Meeting depending on developments.

In accordance with this rule, we sent a Notice of Availability of Proxy Materials (“Notice of Availability”) on or about July 22, 2024 to shareholders of record as of the close of business on July 10, 2024.  The Notice of Availability contained instructions on how to access our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and vote online.  If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Availability, as well as in the attached Proxy Statement.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.  At the Annual Meeting we will also respond to your questions.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote.  You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2024 Annual Meeting of Shareholders.

Date: July 19, 2024
Werner Funk,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 6, 2024

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Omnitek Engineering Corp. (the “Company”) will be held at 1345 Specialty Dr., #E, Vista, California 92081 at 9:00 a.m. Pacific Standard Time on Friday, September 6, 2024, for the following purposes:

1.The election of three directors: Werner Funk, Gary S. Maier, and John M. Palumbo for the ensuing year;

2.The ratification of Mercurius & Associates LLP as the Company's independent accountants for the fiscal year 2024; and

3.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on July 10, 2024 as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company’s offices at 1345 Specialty Dr., #E, Vista, California 92081.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the special meeting of shareholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Shareholders on September 6, 2024

The Proxy Statement is available at http://www.colonialstock.com/Omnitek2024

By order of the Board of Directors,
Date: July 19, 2024
Werner Funk,
President and Chief Executive Officer

Directions to

Annual Meeting of Shareholders of Omnitek Engineering Corp.

to be held at:

Omnitek Engineering Corp.

1345 Specialty Dr., #E

Vista, CA  92081

(Friday, September 6, 2024 at 9:00 a.m.)

From the I-5 North or South

1.Head north toward Poinsettia Lane

2.Turn left onto Cassia Road

3.Turn left onto El Camino Real

4.Turn right onto Palomar Airport Road

5.Use the 2nd from the left lane to turn left onto South Melrose Drive

6.Turn right at the 1st cross street onto Lionshead Avenue

7.Continue onto Poinsettia Ave

8.Turn left on Specialty Drive

From the CA Highway 78

1.Take CA Highway 78 East

2.Take exit 9 for Sycamore Avenue

3.Use the right 2 lanes to turn right onto Sycamore Avenue

4. Pass by Jack in the Box (on the right in 0.3 miles)

5.Use the left 2 lanes to turn left onto La Mirada Drive

6.Turn right onto Poinsettia Avenue

7.Turn right onto Specialty Drive

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors of Omnitek Engineering Corp. (“Omnitek”) is soliciting proxies to be voted at the 2024 Annual Meeting of Shareholders.  This proxy statement includes information about the issues to be voted on at the meeting.

The proxy materials will be made available beginning July 22, 2024 to all shareholders of record at the close of business on July 10, 2024, the record date for the 2024 Annual Meeting.  As of the record date, there were 21,948,091 shares of Omnitek common stock outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by California law, a list of shareholders entitled to vote at the Annual Meeting will be available during the 2024 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Omnitek’s corporate headquarters located at 1345 Specialty Dr., #E, Vista, CA  92081.

How Many Votes Do I Have?

You may vote all shares of Omnitek common stock that you owned at the close of business on July 10, 2024, the record date.  Each share you owned on the record date is entitled to one vote for each matter presented at the meeting.  These shares include:

•Shares held directly in your name as the “shareholder of record” (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee); and,

•Shares held for you as the beneficial owner through a broker, bank or other nominee in “street name.”

If I’m a Shareholder of Record, How Can I Vote My Shares?

You can vote by proxy, the Internet, telephone, or in person. You have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 4:00 p.m., Pacific Time, on September 5, 2024.

How Do I Vote By Proxy?

If you are a shareholder of record, you may vote your proxy by mail.  Simply mark your proxy card, date and sign it, and return it to Omnitek in the postage-paid envelope provided.  If you vote by mail, the persons named on the card (your “proxies”) will vote your shares in the manner you indicate.  You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors. If you vote by mail, sign your proxy card, and if you do not indicate specific instructions, your shares will be voted “FOR” the election of all three nominees for director.

Any information contained on the Company’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on the Company’s website as part of this proxy statement.

If any other matter is presented at the Annual Meeting, your proxies will be voted in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How Do I Vote By Internet?

Go to the website at http://www.colonialstock.com/Omnitek2024. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

How do I Vote by Phone?

Use any touch-tone telephone and dial 1-877-285-8605 to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY PHONE.

May I Revoke My Proxy?

If you give a proxy, you may revoke it in any one of the following ways:

•Submit a valid later-dated proxy card;

•Notify Omnitek’s secretary in writing before the Annual Meeting that you have revoked your proxy; or

•Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a shareholder of record, you may cast your vote in person at the Annual Meeting. If you plan to vote in person, please see “How Can I Gain Admittance to the Annual Meeting” below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker, bank, or nominee.  In most instances, you will be able to do this over the telephone or by mail. Please refer to the voting instruction form included in these materials by your broker, bank, or nominee.

What Constitutes a Quorum?

A majority of the outstanding shares present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required to Approve the Election Of Directors?

The affirmative vote of a majority of the votes cast by shareholders entitled to vote; present in person or by proxy, at the Annual Meeting is required to elect each Director.

Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares that are present in person or by proxy at the Annual Meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal. Absent timely client voting instructions, brokers currently are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors. Shares that are not voted on proxies returned by brokers, which we refer to as a broker non-vote, will be counted in respect of the Annual Meeting for the purpose of determining whether a quorum has been achieved. Broker non-votes will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors.

Who Bears the Costs of Soliciting these Proxies?

Omnitek is paying the cost of preparing, printing and mailing these proxy materials. Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone or similar means, by directors, officers and regular employees of Omnitek without additional compensation. We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance to the Annual Meeting?

If you are a shareholder of record you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting. If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other nominee, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting.  We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Shareholder Communications with the Board

Shareholders may submit comments or complaints regarding accounting, internal controls or auditing matters through our website, http://www.omnitekcorp.com. Upon receipt of a complaint or concern, our Board will determine whether the complaint actually pertains to accounting matters and will notify the proper party and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board or a particular Board member using the same process. Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Board will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the particular committee and forward the communication.

Board Attendance at Annual Meetings

Although the Company does not maintain a policy requiring directors to attend annual meetings of shareholders, they are invited and encouraged to do so. To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly scheduled meeting of shareholders.

Omnitek Engineering Corp.

Proxy Statement

Annual Meeting of Shareholders

September 6, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Omnitek Engineering Corp. (the “Company” or “Omnitek”) for use at the Annual Meeting of Shareholders to be held Friday September 6, 2024 at 9:00 a.m. Pacific Standard Time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the Company’s principal executive offices at 1345 Specialty Dr., #E, Vista, CA  92081. The telephone number for contacting the Company regarding the meeting is (760) 591-0888. When proxies are properly dated, executed and returned, or voted by Internet or phone, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This Proxy Statement, the 2023 Annual Report on Form 10-K for the year ended December 31, 2023, and the accompanying proxy card are first being made available to shareholders on or about July 22, 2024.

Voting Securities and Record Date

The Company has one class of stock outstanding, Common Stock, no par value per share (“Common Stock”). This class of stock is the only class of stock entitled to notice and the right to vote on the matters of the Company. At the record date there were 21,948,091 shares of Common Stock issued and outstanding.

The board of directors has fixed the close of business on July 10, 2024 as the Record Date (the “Record Date”). Shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the meeting or any postponements or adjournments, on the basis of one vote for each share of Common Stock that they own.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date, to the Company, Attention: Werner Funk, President, or by attending the meeting and voting in person.

Appraisal Rights

 Under the California General Corporation Law, our shareholders are not entitled to appraisal rights or other similar rights in connection with any matter to be acted upon at this meeting.

Solicitation

The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

Voting Rights

Under the California Corporations Code, the Company’s Articles of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to vote one vote for each share of stock held as of the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” OR “ABSTAIN” are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will not be counted as a vote FOR or AGAINST a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares, or vote them against the proposal.  If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect.  Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors’ nominees as possible.

Voting Proxies

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted “FOR” the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and “FOR” all other proposals.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of July 10, 2024 by, (i) each person or group of affiliated persons known to the Company to beneficially own 5% or more of its common stock, (ii) each of our current executive officers, (iii) each of our directors and, (iv) and all of our current executive officers and directors as a group.

Percentage of beneficial ownership is calculated based on 21,948,091 shares of common stock outstanding as of July 10, 2024. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, preferred stock or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days.

To calculate a shareholder’s percentage of beneficial ownership of common stock, we must include in the numerator and denominator those shares of common stock underlying options, warrants and convertible securities that such shareholder is considered to beneficially own. Shares of common stock underlying options, warrants and convertible securities held by other shareholders’, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the shareholders may be different.

(1)	(2)	(3)	(4)
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Werner Funk Trust 1345 Specialty Dr., #E Vista, CA 92081	9,296,526(1) (2)	42.32%

Common Stock	Gary S. Maier 1345 Specialty Dr., #E Vista, CA 92081	461,500(3)	2.10%

Common Stock	John M. Palumbo 1345 Specialty Dr., #E Vista, CA 92081	499,820(4)	2.28%

Common Stock	Directors and Executive Officers as a Group (3 persons)	10,697,846	48.71%

(1)This amount includes 8,413,192 shares of common stock, currently vested options to purchase 866,667 shares of Common Stock, and options to purchase 16,667 shares of Common Stock which will vest within 60 days.

(2)   Werner Funk, the Trustee of the Werner Funk Trust UDT 9/25/07 has sole voting and dispositive power of said shares.

(3)This amount includes 110,500 shares of common stock held by Mr. Maier directly, and currently vested options to purchase 350,000 shares of common stock. Does not include 10,000 shares of common stock held by Mr. Maier’s spouse.

(4)This amount includes 149,820 shares of common stock and currently vested options to purchase 350,000 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC. Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of the copies of such forms filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2020, all the officers, directors and more than 10% beneficial owners complied with the above described filing requirements.

Information about the Board of Directors and Its Committees

During the fiscal year 2023, 4 meetings of the Board of Directors were held. The Board took action by unanimous written consent on four occasions.

During the fiscal year 2022 four meetings of the Board of Directors were held. The Audit Committee held one meeting. The Board took action by unanimous written consent on four occasions.

The Board of Directors serves as the Compensation Committee (the “Compensation Committee”), and as Administrator (the “Plan Administrator”) of the 2017 Long-Term Incentive Plan, the 2015 Long-Term Incentive Plan and the 2011 Long-Term Incentive Plan. The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers. The Plan Administrator reviews and affects the grant of options under the Company’s 2017 Long-Term Incentive Plan (the “2017 Plan”), and 2015 Long-Term Incentive Plan (the “2015 Plan”) by execution of instruments in writing in a form approved by the Stock Option Committee. Subject to the express terms and conditions of the 2017 Plan and 2015 Plan (the “Incentive Plans”), the Plan Administrator shall have full power to construe the Incentive Plans and the terms of any option granted under the Incentive Plans, to prescribe, amend and rescind rules and regulations relating to the Incentive Plans or options and to make all other determinations necessary or advisable for the Incentive Plans’ administration.

Audit Committee and Audit Committee Financial Expert

Our board of directors is comprised of three directors, two of which are outside independent directors, and comprise our audit committee. John M. Palumbo, considered an audit committee financial expert, chairs our audit committee.

Code of Ethics

On August 3, 2012, Omnitek, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer that is reasonably designed to deter wrongdoing and to promote:

•Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationship;

•Full, fair, accurate, timely and understandable disclosure in SEC reports and in other public communications;

•Compliance with applicable governmental laws, rules and regulations;

•Prompt internal reporting of violations of the code of ethics to appropriate person or persons identified in the code of ethics; and

•Accountability for adherence to the code of ethics.

The description of the Code of Ethics contained in this report is qualified in its entirety by reference to the full text of the Code of Ethics filed as Exhibit 14.01 to that certain Current Report on Form 8-K filed August 7, 2012. The Code of Ethics shall be available on Omnitek’s website at www.omnitekcorp.com

Compensation of Directors and Executive Officers

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the periods ended December 31, 2023, and 2022, (collectively, the “Named Executive Officers”):

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Stock Award(s) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(i)	(j)
Werner Funk	2023	$150,000	-	$1,795	-	$-	$151,795
CEO, President, and Secretary	2022	$135,577(1)	-	$2,650	-	$-	$138,227

(1) In 2023, Mr. Funk’s base salary according to his employment agreement with the Company was $150,000. Mr. Funk deferred $0 of his 2023 salary. In 2022, Mr. Funk’s base salary according to his employment agreement with the Company was $150,000. Mr. Funk deferred $14,423 of his 2022 salary.

Narrative Disclosure to Summary Compensation Table

On May 3, 2024, the Company renewed and entered into an Employment Agreement with Werner Funk, the President and CEO of the Company. The term of the Employment Agreement shall be for a period of three (3) years, with a Base Salary of $150,000 per year with such salary reviewed on an annual basis by the Board of Directors.

On May 3, 2024, in conjunction with and pursuant to the Mr. Funk’s Employment, the Company granted to Werner Funk, the President and Chief Executive Officer, a stock option to purchase 300,000 shares of common stock, at an exercise price of $0.1155 representing 110% of the closing price of the Company’s common stock as of March 10, 2021. Such Options shall be exercisable for a period of seven years.  The Option shall vest and be exercisable at the rate of 1/36 per month.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers act, or will act, on behalf of, or at the direction of, any other person.

Compensation of Directors

There was no compensation paid to any director who was not a Named Executive Officer during the year ended December 31, 2023, other than that provided for attendance at meetings.

There are no employment contracts, compensatory plans or arrangements, including payments to be received from Omnitek with respect to any Director that would result in payments to such person because of his or her resignation with Omnitek, or its subsidiaries, any change in control of Omnitek. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

On April 18, 2023, in consideration for his services as a director, the Company granted to Mr. Funk a Non-Qualified Stock Option pursuant to the 2017 Long-Term Incentive Plan to purchase 50,000 shares of common stock, at an exercise price of $0.0397, representing 110% of the closing price of the common stock of the Corporation as of such date. Said Options shall vest and be exercisable immediately and shall be exercisable for a period of seven years from the date of grant.

On April 18, 2023, in consideration for their services as independent directors, the Company granted to each of Messrs. Gary S. Maier and John M. Palumbo a Non-Qualified Stock Option pursuant to the 2017 Long-Term Incentive Plan to purchase 50,000 shares of common stock, at an exercise price of $0.0361, representing 100% of the closing price of the common stock of the Corporation as of such date. Said Options shall vest and be exercisable immediately and shall be exercisable for a period of seven years from the date of grant.

On April 25, 2024, in consideration for their services as independent directors, the Company granted to each of Messrs. Gary S. Maier and John M. Palumbo, a Non-Qualified Stock Option pursuant to the 2017 Long-Term Incentive Plan to purchase 50,000 shares of common stock at an exercise price of $0.0160, representing 100% of the closing price of the common stock of the Corporation as of April 24, 2024. Said Options shall vest and be exercisable immediately and shall be exercisable for a period of seven years from the date of grant.

Also on April 25, 2024, the Company granted to Werner Funk, as a Director, a Non-qualified Stock Option pursuant to the 2017 Long-Term Incentive Plan, to purchase 50,000 shares of common stock at any exercise price of $0.0176, representing 110% of the closing price of the common stock of the Corporation as of April 24, 2024. Said Options shall vest and be exercisable immediately and shall be exercisable for a period of seven years from the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information for the named executive officers on stock option holdings as of December 31, 2023.

Name	Grant Date	Number of Shares of Stock Underlying Unexercised Vested Options (#)	Number of Shares of Stock Underlying Options that Have Not Vested (#)	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Werner Funk	1/11/2018	50,000	-	-	$0.077	1/10/2025
President and CEO	1/15/2028	300,000	-	-	$0.077	1/14/2025
	1/16/2019	50,000	-	-	$0.099	1/15/2026
	3/27/2020	50,000	-	-	$0.066	3/26/2027
	3/10/2021	300,000	-	-	$0.116	3/9/2028
	4/18/2022	50,000	-	-	$0.0584	4/17/2029
	4/18/2023	50,000		-	$0.0397	4/18/2030

Independent Public Accountants

The Company’s independent accountants for the fiscal year ended December 31, 2023 was Mercurius & Associates LLP, of Oakland, Maryland, who was appointed as the Company's independent accountants since June 2023.

Audit Fees

During the fiscal year ended December 31, 2023, we incurred $54,643 in fees to our principal independent accountants for professional services rendered in connection with the audit and reviews of our financial statements for fiscal year ended December 31, 2023.

During the fiscal year ended December 31, 2022, we incurred $44,077 in fees to our principal independent accountants for professional services rendered in connection with the audit and reviews of our financial statements for fiscal year ended December 31, 2022.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended December 31, 2023, and 2022, for assurance and related services by our principal independent accountants that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14A was $0 and $0, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended December 31, 2023, and 2022, for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning was $3,250 and $3,250, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended December 31, 2023, and 2022, for products and services provided by our principal independent accountants (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A was $0 and $0, respectively.

Deadline for Receipt of Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders of the Company, which are intended to be presented at the Company’s next annual meeting of shareholders, must be received by the Company no later than January 31, 2025, and otherwise be in compliance with the Company’s Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

Any Shareholder proposals received after this deadline may still be able to be included as a proposal, however, they must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

BUSINESS TO BE TRANSACTED

PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

Three directors are to be elected at the annual meeting, to hold office for a term of one (1) year. It is intended that the accompanying Proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy.  Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under California law.

PRESENT DIRECTORS WHO ARE NOMINEES FOR RE-ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Werner Funk	65	Director – 1 Year

Gary S. Maier	70	Director – 1 Year

John M. Palumbo	68	Director – 1 Year

Werner Funk – Mr. Funk was born in Germany.  He has been a Director and the CEO of Omnitek since its formation in May of 2001.  Mr. Funk has over 30 years of experience in international business, manufacturing, engineering, marketing and Internet commerce.  He is responsible for management, marketing and new product design.  Mr. Funk was educated in Germany where he attended high school and vocational college for automotive technology and graduated with honors receiving a bachelor degree in automotive technology.  While living in Germany, he worked for Mercedes-Benz and was the assistant crew chief of a Porsche factory sponsored racing team.  Mr. Funk moved to the United States in 1978, where upon he started Nology Engineering Inc., a California Corporation, which designs, manufactures and markets automotive products for the performance aftermarket.  Mr. Funk is listed as the inventor/co-inventor on several patents and patent applications.

Gary S. Maier – Mr. Maier was appointed as a Director of the Company on August 3, 2012 and is an investor relations veteran with more than 30 years of industry experience.  He is currently vice president of corporate communications and investor relations for Motorcar Parts of America, Inc. (Nasdaq: MPAA).  He established Maier & Company, Inc. in 2003, and previously was a principal of another Los Angeles-based investor relations firm. His experience includes counseling diverse clients ranging in size from multi-billion-dollar organizations to emerging growth public and private companies across the country.  His career also includes positions with an international public relations firm and a proxy solicitation firm offering investor relations services, both based in New York, as well as a Chicago-based agency. He is a long-time member of the National Investor Relations Institute.  His experience also includes local and national political campaigns – including serving as the Illinois deputy press secretary for Walter Mondale’s 1984 presidential campaign. Maier served as a board member for 18 years, including a term as president, of Veterans Park Conservancy, a non-profit community public/private partnership dedicated to the enhancement and preservation of four hundred acres of federal land to honor our nation’s veterans. He served for several years on the board of Southern California’s Colony Theater Company. Maier holds bachelor and Master of Philosophy degrees from Ohio University and completed course work toward a Ph.D. in philosophy at DePaul University.  He served on the adjunct faculties of DePaul and Loyola University in Chicago and is a graduate of New York University’s Graduate School of Business Administration’s Careers in Business program.

John M. Palumbo – Mr. Palumbo was appointed as a Director of the Company on October 23, 2013. Mr. Palumbo is currently the CEO of Larsen Supply Company. Previously Mr. Palumbo was the CEO of Partschannel, Inc., a distributor of aftermarket collision replacement parts.   Prior to this Mr. Palumbo was the CFO at Solar Integrated Technologies, Inc., and before that the CFO for Keystone Automotive Industries, Inc.  (NASDAQ:KEYS).  Mr. Palumbo holds a Bachelor of Science degree in finance from Canisius College in Buffalo, New York and obtained his EMBA from Peter F. Drucker Claremont Graduate University in Claremont California. Mr. Palumbo is a Certified Public Accountant in the state of California.  Additionally, Mr. Palumbo served on the board of the KSI Auto Parts Inc., a distributor of collision replacement parts.

VOTE REQUIRED.  Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting. (i.e. the persons who receive the greatest number of votes casts will be elected).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Mercurius & Associates LLP, of Oakland, Maryland, as the Company's independent accountants for the fiscal year ending December 31, 2023.  Mercurius & Associates LLP, has served as the Company's independent accountants since June 2023.  Services provided to the Company in fiscal 2023 included examination of the Company’s financial annual statements.

VOTE REQUIRED.  The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to ratify the appointment of independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

Other Matters

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your proxies may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

By order of the Board of Directors,

Date: July 19, 2024
Werner Funk,
President and Chief Executive Officer